EXHIBIT 99.3


                                     RELEASE

         This Release ("Release") is entered into as of this 27th day of November, 2001, by and between Michael K. Bayley ("Employee"), on the one hand, and PrimeSource Healthcare, Inc., a Massachusetts corporation ("Company"), on the other hand (collectively, the "Parties").

         WHEREAS, Employee's employment as Executive Vice President and Chief Financial Officer for the Company ended on the Termination Date, as defined in the Agreement attached hereto (the "Agreement");

         WHEREAS, the Company and the Employee have entered into the Agreement, which provides that the Employee is entitled to receive certain severance payments and other benefits (the "Severance Payments") upon termination of employment and execution of this Release;

         WHEREAS, Employee desires to accept the Severance Payments in exchange for a knowing and voluntary release of all claims Employee may have against the Company arising out of or relating to Employee's employment with, and termination from, the Company;

         NOW, THEREFORE, in consideration of the promises and mutual covenants contained in the Agreement and herein, and for other good and valuable consideration, the receipt and sufficiency of which are expressly acknowledged, the Parties agree as follows:

1.       SPECIAL RELEASE.

         a. Employee's  Release of Claims.  In  consideration  for the Severance
            ------------------------------
Payments, Employee hereby forever releases and discharges the Company, its parent and subsidiary corporations, their respective affiliates, and their respective past and present officers, directors, shareholders, partners, members, managers, agents and employees, and each of their respective successors and assigns (collectively, "Released Parties"), from any and all claims, charges, complaints, liens, demands, causes of action, obligations, damages and liabilities, known or unknown, suspected or unsuspected, that Employee had, now has, or may hereafter claim to have against the Released Parties, arising out of or relating in any way to Employee's hiring by, employment with, or separation from the Company or otherwise relating to any of the Released Parties from the beginning of time through the Effective Date. The "Effective Date" is the end of the revocation period described in paragraph 1(d) of this Release. This release specifically extends to, without limitation, claims or causes of action for wrongful termination, impairment of ability to compete in the open labor market, breach of an express or implied contract, breach of the covenant of good faith and fair dealing, breach of fiduciary duty, fraud, misrepresentation, defamation, slander, infliction of emotional distress, discrimination, harassment, disability, loss of future earnings, and claims under any state constitution, the United States Constitution, and applicable state and federal fair employment laws, applicable state and federal equal employment opportunity laws, and applicable state and federal labor statutes and regulations, including but not limited to, the Civil Rights Act of 1964, as amended, the Fair Labor Standards Act, as amended, the National Labor Relations Act, as amended, the Labor-Management Relations Act, as amended, the Worker Retraining and Notification Act of 1988, as amended, the Americans With Disabilities Act of 1990, as amended, the Rehabilitation Act of 1973, as amended, and the Employee Retirement Income Security Act of 1974, as amended and the Age Discrimination in Employment Act of 1967, as amended.

         b. Employee's Release of Unknown Claims.  Employee expressly waives all
            -------------------------------------
rights and claims that he knows about or suspects as well as those he may not know about or suspect, including those afforded by applicable law. For the purpose of implementing a full and complete release and discharge of the Released Parties, Employee expressly acknowledges that this Release is intended to include and does include in its effect, without limitation, all claims which he does not know or suspect to exist in his favor against the Released Parties as of the Effective Date, and that this Release expressly contemplates the extinguishment of all such claims, including, but not limited to, any and all claims under any applicable federal, state or local law.

         c.  Employee's  Claims Not Released.  Notwithstanding  anything in this
             --------------------------------
Release to the contrary, Employee does not release any right or claim (i) that is nonwaivable as a matter of law; (ii) for unemployment compensation; (iii) to enforce any rights or to obtain any benefits under Section 4980B of the Internal Revenue Code of 1986, as amended; (iv) under applicable workers' compensation law; (v) to enforce, or seek relief as a result of an alleged breach of the Agreement; (vi) to indemnification from or by the Company or any of the Released Parties in favor of Employee or for the benefit of Employee for his acts or omissions while an officer or director of the Company, whether statutory, contractual or otherwise, including, without limitation, as set forth in the corporate by-laws or charter; (vii) to coverage under any insurance policy maintained by the Company or the Released Parties covering acts or omissions of the officers and directors of the Company or the Released Parties; or (viii) arising solely from Employee's status as a shareholder of the Company or the Released Parties.

         d. Review and Revocation Period. Employee acknowledges that the Company
            -----------------------------
has advised Employee that pursuant to the Age Discrimination in Employment Act of 1967, as amended, he may consult with an attorney of Employee's choosing prior to signing this Release and that Employee has twenty-one (21) days during which to consider the provisions of this Release, although Employee may sign and return it sooner. If Employee executes and returns this Release prior to the expiration of such twenty-one (21) day period, Employee acknowledges that he has had sufficient time to consider the terms of this Release with counsel and that he expressly, voluntarily and knowingly waives the remainder of such twenty-one
(21) day period. Employee further acknowledges that Employee has been advised by the Company that Employee has the right to revoke this Release for a period of seven (7) days after signing it and that this Release shall not become effective or enforceable until such seven (7)-day revocation period has expired. Employee acknowledges and agrees that if Employee wishes to revoke this Release, Employee must do so in writing, and that such revocation must be signed by Employee and received by Brad Walker, Chief Restructuring Officer, no later than 5:00 p.m. Arizona time on the seventh (7th) day after Employee has signed this Release. Employee acknowledges and agrees that, in the event that Employee revokes this Release, Employee shall have no right to receive any benefits hereunder, including the Severance Payments, and if so revoked, this Release and the Agreement shall be of no force or effect.

         e. Company's Release of Claims. The Company and its affiliates,  hereby
            ----------------------------
knowingly and voluntarily, fully and finally releases, acquits and forever discharges Employee and his heirs, executors and administrators (the "Employee Released Parties") from any and all claims, charges, complaints, liens, demands, causes of action, obligations, damages and liabilities, known or unknown, suspected or unsuspected, that the Company and its affiliates, had, now has, or may hereafter claim to have against the Employee Released Parties, arising out of or relating in any way to Employee's hiring by, employment with, or separation from the Company and its affiliates, or otherwise relating to any of the Employee Released Parties from the beginning of time through the date the Company and its affiliates, signs this Release.

         f. Company's  Release of Unknown  Claims.  Company and its  affiliates,
            --------------------------------------
expressly waives all known or suspected rights and claims as well as those not known or not suspected, including those afforded by applicable law. For the purpose of implementing a full and complete release and discharge of the Employee Released Parties, Company and its affiliates, expressly acknowledges that this Release is intended to include and does include in its effect, without limitation, all claims which are not known or suspected to exist in the Company's and its affiliates, favor against the Employee Released Parties at the time this Release is signed by the Company and its affiliates, and that this Release expressly contemplates the extinguishment of all such claims, including, but not limited to, any and all claims under any applicable federal, state or local law.

2. NO DISPARAGEMENTS. Employee agrees not to make any untruthful oral or written, public or private statements that are disparaging of the Company or of the Released Parties.

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

3. NON-ADMISSION OF LIABILITY. Nothing in this Release shall be construed as an admission of liability by Employee or the Released Parties; rather, Employee and the Released Parties are resolving their employer-employee relationship and all other relationships between Employee and the Released Parties, as to each of which each of the Released Parties and Employee denies any liability.

4. CONFIDENTIALITY. Employee covenants and agrees that neither he nor his attorneys or representatives shall reveal to anyone (except accountants for income tax and audit purposes and other attorneys for purposes of the enforcement of the Agreement or this Release) any of the terms of the Agreement or this Release, except as may be mutually agreed upon in writing or otherwise required by law or court order. Violation of this covenant may result in forfeiture of the Severance Payments.

5. BINDING EFFECT. This Release shall be binding upon the Parties and their respective heirs, administrators, representatives, executors, successors and assigns, and shall inure to the benefit of the Parties and their respective heirs, administrators, representatives, executors, successors and assigns.

6. SEVERABILITY. While the provisions contained in this Release are considered by the Parties to be reasonable in all circumstances, it is recognized that provisions of the nature in question may fail for technical reasons and, accordingly, it is hereby agreed and declared that if any one or more of such provisions shall, either by itself or themselves or taken with others, be adjudged to be invalid as exceeding what is reasonable in all circumstances for the protection of the interests of the Company, but would be valid if any particular restrictions or provisions were deleted or restricted or limited in a particular manner, then the said provisions shall apply with any such deletions, restrictions, limitations, reductions, curtailments, or modifications as may be necessary to make them valid and effective.

7. ENTIRE AGREEMENT/MODIFICATION. This Release and the Agreement constitute the entire understanding among the Parties and may not be modified without the express written consent of the Parties. In addition, this Release supersedes all other prior written and/or oral and all contemporaneous oral agreements regarding the subject matter hereof.

8. VOLUNTARY AGREEMENT/NO INDUCEMENTS. BY SIGNING THIS RELEASE, EMPLOYEE ACKNOWLEDGES AND AGREES THAT EMPLOYEE HAS READ THIS RELEASE, HAS HAD SUFFICIENT OPPORTUNITY TO CONSULT WITH LEGAL COUNSEL OF EMPLOYEE'S CHOOSING PRIOR TO SIGNING IT, AND EMPLOYEE DOES NOT RELY, AND HAS NOT RELIED, ON ANY FACT, REPRESENTATION, STATEMENT OR ASSUMPTION OTHER THAN AS SPECIFICALLY SET FORTH IN THIS RELEASE. EMPLOYEE FURTHER ACKNOWLEDGES AND AGREES THAT EMPLOYEE UNDERSTANDS EACH OF THE TERMS OF THIS RELEASE AND EMPLOYEE IS ENTERING INTO THIS RELEASE FREELY, KNOWINGLY, VOLUNTARILY, AND WITHOUT COERCION.



SIGNATURES ARE ON PAGE 4 HEREOF.

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




EMPLOYEE



/s/  Michael K. Bayley
------------------------------------
         Michael K. Bayley


Dated this 27th day of November, 2001.





PRIMESOURCE HEALTHCARE, INC., A MASSACHUSETTS CORPORATION



By:      /s/  Bradford C. Walker
   ----------------------------------
         Bradford C. Walker
         Chief Restructuring Officer


Dated this 27th day of November, 2001.

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